EXHIBIT 24
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                          COLUMBIA BANKING SYSTEM, INC.

                                POWER OF ATTORNEY


         We, the undersigned officers and directors of Columbia Banking System, Inc. hereby severally and individually constitute and appoint J. James Gallagher as the true and lawful attorney in fact for the undersigned, in any and all capacities, with full power of substitution, to sign the Registration Statement on Form S-8 covering the Company's Amended and Restated Stock Option Plan, as amended effective April 25, 2000 (the "REGISTRATION STATEMENT"), and any and all amendments to the Registration Statement (including post-effective amendments), and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney in fact may lawfully do or cause to be done by virtue of this appointment. Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacity indicated on September 25, 2002.


SIGNATURE                                  TITLE
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/s/ William T. Weyerhaeuser
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William T. Weyerhaeuser                    Chairman and Chief Executive Officer


/s/ Melanie J. Dressel
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Melanie J. Dressel                         Director


/s/ Richard S. DeVine
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Richard S. DeVine                          Director


/s/ Jack Fabulich.
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Jack Fabulich                              Director


/s/ John P. Folsom
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John P. Folsom                             Director


/s/ John A. Halleran
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John A. Halleran                           Director


/s/ Thomas M. Hulbert
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Thomas M. Hulbert                          Director


/s/ Thomas L. Matson
---------------------------
Thomas L. Matson                           Director


/s/ Donald Rodman
---------------------------
Donald Rodman                              Director


/s/ James M. Will
---------------------------
James M. Will                              Director